BILLS RECEIVABLE	12 Months Ended
Dec. 31, 2013
Other Receivables [Abstract]
Other Receivables [Text Block]
4.	BILLS RECEIVABLE

To reduce the Group’s credit risk, the Group requires certain customers to pay for the sale of the Group’s products by bills receivable. Bills receivable are short-term notes receivable issued by a financial institution that entitles the Group to receive the full face amount from the financial institution at maturity, which generally ranges from 3 to 6 months from the date of issuance. Historically, the Group has experienced no losses on bills receivable.

During the year ended December 31, 2011, the Group transferred with recourse certain of its bills receivable to banks. Under this discounting arrangement, the bank paid a discounted amount to the Group and collected the amounts owed from the customers’ banks.

For the year ended December 31, 2011, the Group received proceeds, net of discount, from the sale of bills receivable amounting to RMB51,737. In addition, the Group recorded discounts amounting to RMB1,187 in respect of the bills receivable sold for the year ended December 31, 2011. The Group did not discount any bills receivable during the years ended December 31, 2013 and 2012.

For bills receivable sold to banks that the Group has surrendered control, the Group derecognized the discounted bills receivable pursuant to the provisions of ASC 860. As of December 31, 2013 and 2012, the Group has no derecognized discounted bills receivable in accordance with ASC 860.